UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8‑K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

May 21, 2019

Date of Report (date of earliest event reported)

Victory Capital Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001‑38388	32‑0402956
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4900 Tiedeman Road, 4th Floor; Brooklyn, OH	44144
(Address of principal executive offices)	(Zip Code)

(216) 898‑2400

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8‑K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a‑12 under the Exchange Act (17 CFR 240.14a‑12)

☐    Pre-commencement communications pursuant to Rule 14d‑2(b) under the Exchange Act (17 CFR 240.14d‑2(b))

☐    Pre-commencement communications pursuant to Rule 13e‑4(c) under the Exchange Act (17 CFR 240.13e‑4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, Par Value $0.01	VCTR	NASDAQ

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b‑2 of the Securities Exchange Act of 1934 (§240.12b‑2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

Victory Capital Holdings, Inc. is making available additional information regarding USAA Asset Management Company and USAA Transfer Agency Company d/b/a USAA Shareholder Account Services (collectively the “Acquired Companies”) in connection with arranging debt financing for its pending acquisition of the Acquired Companies. Audited financial statements of the Acquired Companies prepared on a carve-out basis for the three years ended December 31, 2018 are attached as Exhibit 99.1; Adjusted EBITDA of the Acquired Companies for 2017 and 2108 and a reconciliation of Adjusted EBITDA to Net Income are included in Exhibit 99.2.

Cautionary Statements Regarding Forward-Looking Statements:

This document may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These statements may include, without limitation, any statements preceded by, followed by or including words such as “target,” “believe,” “expect,” “aim,” “intend,” “may,” “anticipate,” “assume,” “budget,” “continue,” “estimate,” “future,” “objective,” “outlook,” “plan,” “potential,” “predict,” “project,” “will,” “can have,” “likely,” “should,” “would,” “could” and other words and terms of similar meaning or the negative thereof. Such forward-looking statements involve known and unknown risks, uncertainties and other important factors beyond the Company’s control, as discussed in the Company’s filings with the SEC, including those discussed under “Risk Factors,” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in the Company’s 2018 Annual Report on Form 10-K, that could cause the Company’s actual results, performance or achievements to be materially different from the expected results, performance or achievements expressed or implied by such forward-looking statements.

Although it is not possible to identify all such risks and factors, they include, among others, the following: reductions in AUM based on investment performance, client withdrawals, difficult market conditions and other factors; the nature of the Company’s contracts and investment advisory agreements; the Company’s ability to maintain historical returns and sustain its historical growth; the Company’s dependence on third parties to market its strategies and provide products or services for the operation of its business; the Company’s ability to retain key investment professionals or members of its senior management team; the Company’s reliance on the technology systems supporting its operations; the Company’s ability to successfully acquire and integrate new companies; the concentration of the Company’s investments in long-only small- and mid-cap equity and U.S. clients; risks and uncertainties associated with non-U.S. investments; the Company’s efforts to establish and develop new teams and strategies; the ability of the Company’s investment teams to identify appropriate investment opportunities; the Company’s ability to limit employee misconduct; the Company’s ability to meet the guidelines set by its clients; the Company’s exposure to potential litigation (including administrative or tax proceedings) or regulatory actions; the Company’s ability to implement effective information and cyber security policies, procedures and capabilities; the Company’s substantial indebtedness; the potential impairment of the Company’s goodwill and intangible assets; disruption to the operations of third parties whose functions are integral to the Company’s ETF platform; the Company’s determination that the Company is not required to register as an “investment company” under the 1940 Act; the fluctuation of the Company’s expenses; the Company’s ability to respond to recent trends in the investment management industry; the level of regulation on investment management firms and the Company’s ability to respond to regulatory developments; the competitiveness of the investment management industry; the dual class structure of the Company’s common stock; the level of control over the Company retained by Crestview GP; the Company’s status as an emerging growth company and a controlled company; the inability to satisfy financial covenants under its existing debt agreement and committed debt financing; the inability to secure required consents, including the approval of shareholders of USAA funds and other clients; the inability to successfully close the acquisition and integrate the Acquired Companies, and other risks and factors listed under “Risk Factors” and elsewhere in the Company’s filings with the SEC.

Such forward-looking statements are based on numerous assumptions regarding the Company’s present and future business strategies and the environment in which it will operate in the future. Any forward-looking statement made in this document speaks only as of the date hereof. Except as required by law, the Company assumes no obligation to update these forward-looking statements, or to update the reasons actual results could differ materially from those anticipated in the forward-looking statements, even if new information becomes available in the future.

Item 9.01. Financial Statements and Exhibits.

Exhibits. The following exhibits are filed herewith:

Exhibit
Number	Description
23.1	Consent of Ernst & Young LLP.
99.1	Audited financial statements of the Acquired Companies prepared on a carve-out basis.
99.2	Other financial information.

SIGNATURE(S)

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY CAPITAL HOLDINGS, INC.

Date: May 21, 2019	By:	/s/ MICHAEL D. POLICARPO
Name: Michael D. Policarpo
Title: President, Chief Financial Officer and Chief Administrative Officer